1933 Act/Rule 497(e)

January 9, 2012

VIA EDGAR

Securities and Exchange Commission

100 F Street, N.E.

Washington, DC 20549

RE:	Virtus Variable Insurance Trust
File Nos. 033-05033 and 811-04642

To The Commission Staff:

On behalf of Virtus Variable Insurance Trust (the “Trust” or “Registrant”), transmitted herewith for filing under Rule 497(e) under the Securities Act of 1933 and the Investment Company Act of 1940, are exhibits containing interactive data format risk/return summary information that mirrors the risk/return summary information in the prospectus for Virtus Premium AlphaSector Series (the “Fund”) as filed under Rule 497(e) on December 15, 2011. The purpose of this filing is to submit the 497(e) filing dated December 15, 2011 in XBRL for the Fund.

Please contact Ann Flood at (860) 263-4746 or the undersigned at (860) 263-4791 if you have any questions concerning this filing.

Very truly yours,

/s/ Kevin J. Carr

Kevin J. Carr

cc: Ann Flood